UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

March 3, 2006

Date of Report (Date of earliest event reported)

THE PNC FINANCIAL SERVICES GROUP, INC.

(Exact name of registrant as specified in its charter)

Commission File Number 001-09718

Pennsylvania	25-1435979
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

One PNC Plaza

249 Fifth Avenue

Pittsburgh, Pennsylvania 15222-2707

(Address of principal executive offices, including zip code)

(412) 762-2000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

Senior executives of The PNC Financial Services Group, Inc. are scheduled to meet with securities analysts on March 3, 2006. At this meeting, they anticipate discussing our goal to drive positive operating leverage in 2006. In connection with that discussion, our executives expect to confirm prior public statements to the effect that

•	We expect net interest income to continue to grow and to be higher for full-year 2006 compared with 2005.

•	We expect noninterest income will continue to perform in line with historical trends.

•	The full year growth in noninterest expense should be in the low single-digit range for 2006 compared with 2005, with the increase principally attributable to acquisitions in the fourth quarter of 2005.

The expectations reflected in these statements do not give any effect to the impact to PNC from BlackRock’s pending acquisition of Merrill Lynch’s Investment Management businesses.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING INFORMATION

We make statements in this Current Report on Form 8-K (“Report”), and we may from time to time make other statements, regarding our outlook or expectations for earnings, revenues, expenses and/or other matters regarding or affecting PNC that are forward-looking statements within the meaning of the Private Securities Litigation Reform Act. Forward-looking statements are typically identified by words such as “believe,” “expect,” “anticipate,” “intend,” “outlook,” “estimate,” “forecast,” “project” and other similar words and expressions.

Forward-looking statements are subject to numerous assumptions, risks and uncertainties, which change over time. Forward-looking statements speak only as of the date they are made. We do not assume any duty and do not undertake to update our forward-looking statements. Actual results or future events could differ, possibly materially, from those that we anticipated in our forward-looking statements, and future results could differ materially from our historical performance.

In addition to factors that we have disclosed in our SEC reports and those that we discuss elsewhere in this Report, our forward-looking statements are subject to, among others, the following risks and uncertainties, which could cause actual results or future events to differ materially from those that we anticipated in our forward-looking statements or from our historical performance:

•	changes in political, economic or industry conditions, the interest rate environment, or the financial and capital markets (including as a result of actions of the Federal Reserve Board affecting interest rates, the money supply, or otherwise reflecting changes in monetary policy), which could affect: (a) credit quality and the extent of our credit losses; (b) the extent of funding of our unfunded loan commitments and letters of credit; (c) our allowances for loan and lease losses and unfunded loan commitments and letters of credit; (d) demand for our credit or fee-based products and services; (e) our net interest income; (f) the value of assets under management and assets serviced, of private equity investments, of other debt and equity investments, of loans held for sale, or of other on-balance sheet or off-balance sheet assets; or (g) the availability and terms of funding necessary to meet our liquidity needs;

•	the impact on us of legal and regulatory developments, including the following: (a) the resolution of legal proceedings or regulatory and other governmental inquiries; (b) increased litigation risk from recent regulatory and other governmental developments; (c) the results of the regulatory examination process, our failure to satisfy the requirements of agreements with governmental agencies, and regulators’ future use of supervisory and enforcement tools; (d) legislative and regulatory reforms, including changes to tax and pension laws and laws and regulations involving the protection of confidential customer information; and (e) changes in accounting policies and principles, with the impact of any such developments possibly affecting our ability to operate our businesses or our financial condition or results of operations or our reputation, which in turn could have an impact on such matters as business generation and retention, our ability to attract and retain management, liquidity and funding;

•	the impact on us of changes in the nature and extent of our competition;

•	the introduction, withdrawal, success and timing of our business initiatives and strategies;

•	customer acceptance of our products and services, and our customers’ borrowing, repayment, investment and deposit practices;

•	the impact on us of changes in the extent of customer or counterparty delinquencies, bankruptcies or defaults, which could affect, among other things, credit and asset quality risk and our provision for credit losses;

•	the ability to identify and effectively manage risks inherent in our businesses;

•	how we choose to redeploy available capital, including the extent and timing of any share repurchases and of acquisitions or other investments in our businesses;

•	the impact, extent and timing of technological changes, the adequacy of intellectual property protection, and costs associated with obtaining rights in intellectual property claimed by others;

•	the timing and pricing of any sales of loans or other financial assets held for sale;

•	our ability to obtain desirable levels of insurance and to successfully submit claims under applicable insurance policies;

•	the relative and absolute investment performance of assets under management; and

•	the impact of widespread natural disasters, terrorist activities or international hostilities, increases or continuations of which could adversely affect the economy and financial and capital markets generally or us specifically.

Our future results are likely to be affected significantly by the results of the implementation of our One PNC initiative. Generally, the amounts of our anticipated cost savings and revenue enhancements are based to some extent on estimates and assumptions regarding future business performance and expenses, and these estimates and assumptions may prove to be inaccurate in some respects. Some or all of the above factors may cause the anticipated expense savings and revenue enhancements from that initiative not to be achieved in their entirety, not to be accomplished within the expected time frame, or to result in implementation charges beyond those currently contemplated or some other unanticipated adverse impact. Furthermore, the implementation of cost savings ideas may have unintended impacts on our ability to attract and retain business and customers, while revenue enhancement ideas may not be successful in the marketplace or may result in unintended costs. Assumed attrition required to achieve workforce reductions may not come in the right places or at the right times to meet planned goals.

In addition, we grow our business from time to time by acquiring other financial services companies. Acquisitions in general present us with a number of risks and uncertainties related both to the acquisition transactions themselves and to the integration of the acquired businesses into PNC after closing. In particular, acquisitions may be substantially more expensive to complete (including the integration of the acquired company) and the anticipated benefits, including anticipated cost savings and strategic gains, may be significantly harder or take longer to achieve than expected. As a regulated financial institution, our pursuit of attractive acquisition opportunities could be negatively impacted due to regulatory delays or other regulatory issues. Regulatory and/or legal issues of an acquired business may cause reputational harm to PNC following the acquisition and integration of the acquired business into ours and may result in additional future costs and expenses arising as a result of those issues. Recent acquisitions, including our acquisition of Riggs National Corporation, continue to present the post-closing risks and uncertainties described above.

Also, risks and uncertainties that could affect the results anticipated in forward-looking statements or from historical performance relating to our majority-owned subsidiary BlackRock, Inc. are discussed in more detail in BlackRock’s filings with the SEC, accessible on the SEC’s website and on or through BlackRock’s website at www.blackrock.com.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE PNC FINANCIAL SERVICES GROUP, INC.
(Registrant)

Date: March 3, 2006	By:	/s/ Samuel R. Patterson
Samuel R. Patterson
Controller